Exhibit 99.1

TWENTIETH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS TWENTIETH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of this 6th day of January, 2020 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, LLC, a Delaware limited liability company (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, LIT, Tri-State, Value Lighting, All Around, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”);

WHEREAS, the Obligors have requested that the Lender modify and amend certain terms and conditions of the Loan Agreement; and

WHEREAS, the Lender is willing to continue to amend certain terms and conditions of the Loan Agreement, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement, as amended and as applicable.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Borrowing Base” as contained in Section 1.1 of the Loan Agreement (Definitions) is amended by adding the following paragraph to the end of such definition:

“Notwithstanding anything to the contrary contained herein or in any other Loan Document, the calculation of the Borrowing Base shall not include any Aston I Specified Collateral.”

(b)

The definition of “Permitted Debt” as contained in Section 1.1 of the Loan Agreement (Definitions) is amended by deleting the word “and” immediately prior to clause (f) thereof and adding the following to the end of such definition, immediately prior to the period:

“and (g) indebtedness under the Aston I Financing Documents, subject to the terms and conditions of the Aston I Intercreditor Agreement”

(c)

The definition of “Permitted Lien” as contained in Section 1.1 of the Loan Agreement (Definitions) is amended by deleting the word “and” immediately prior to clause (m) thereof and adding the following to the end of such definition, immediately prior to the period:

“and (n) Liens on the Aston I Specified Collateral granted by the Obligors in favor of Aston I to secure the Aston I Financing Documents in an amount not to exceed the amount of the Aston I Note, and otherwise subject to the terms and conditions of the Aston I Intercreditor Agreement”

(d)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

“Aston I: means Aston Finance I LLC.”

“Aston I Designated Depository Account: means depository account 385015947666 maintained with the Lender (and subject to a control agreement by and between Aston I as the secured party, and the Lender as the depository bank).”

“Aston I Financed Goods” means goods which are the subject of the Aston I Purchase Order.”

“Aston I Financing Agreement: means that certain Purchase Order Financing Agreement, dated as of January 6, 2020 (as amended, restated, modified or otherwise changed from time to time), by and between RLT and Value Lighting and Aston I.”

“Aston I Financing Documents: means the Aston I Note, the Aston I Financing Agreement, and any other document, instrument and agreement executed and delivered by RLT and Value Lighting in connection therewith.”

“Aston I Intercreditor Agreement: means that certain Intercreditor Agreement, dated as of January 6, 2020, by and among Aston I and the Lender, which Aston I Intercreditor Agreement shall constitute a Loan Document for all purposes.”

“Aston I Note: means that certain Promissory Note, dated as of January 6, 2020 (as amended, restated, modified or otherwise changed from time to time), in the original principal amount of $1,250,000, executed and delivered by RLT and Value Lighting in favor of Aston I.”

“Aston I Purchase Order: means the Purchase Order Modification #4 (PO# 052-004), dated October 4, 2019, by and between The FaverGray Company, as the contractor, and Value Lighting, as the vendor, to perform certain work described as ACC – Flamingo Crossings.”

“Aston I Specified Collateral: means the “Specified Collateral” as defined in the Aston I Intercreditor Agreement.”

(e)	Section 8 of the Loan Agreement (REPRESENTATIONS AND WARRANTIES) is hereby amended by adding the following new provision thereto:

“8.1.32. Aston I Financing Documents. Borrowers have delivered to Lender complete and correct copies of the Aston I Financing Documents. No Obligor is in default in the performance or compliance with any material provisions thereof.”

(f)	Section 9.1 of the Loan Agreement (Affirmative Covenants) is hereby amended as follows:

(i)	Section 9.1.9 of the Loan Agreement (Deposit Accounts; Depository Bank) is hereby amended by adding the following provision thereto:

“So long as the Aston I Financing Documents remain in effect, RLT and Value Lighting shall (i) maintain the Aston I Designated Depository Account, (ii) only deposit payments received from the counterparty on any on account of the Aston I Purchase Order into the Aston I Designated Depository Account, and (iii) not deposit therein any proceeds of the Collateral. Neither RLT or Value Lighting shall withdraw any amounts from the Aston I Designated Depository Account other than to pay debt service as and when due on account of the Aston I Financing Documents. Upon payment in full of the Debt pursuant to the Aston I Financing Documents and the termination thereof, RLT and Value Lighting shall promptly close the Aston I Designated Depository Account and transfer the remaining balance to a Dominion Account.”

(g)	Section 9.2 of the Loan Agreement (Negative Covenants) is hereby amended as follows:

(i)	Section 9.2.7 of the Loan Agreement (Restrictions on Payment of Certain Debt) is amended by adding the following to the end of such definition, immediately prior to the period:

“(aa) Aston I Financing Documents, except as otherwise expressly permitted under the Aston I Intercreditor Agreement.”

(h)	The following is hereby added as the new subsection (l) of Exhibit E to the Loan Agreement (Financial Reporting):

“(l) Upon receipt by RVL or Value Lighting of any payment on account of the Aston I Purchase Order, RVL shall, within one (1) Business Day, (i) notify the Lender in writing of such payment and (ii) confirm that such payment has been deposited into the Aston 1 Designated Depository Account.”

3. Additional Events of Default; Continued Forbearance by Lender. Each Obligor acknowledges and agrees (i) that additional Events of Default have occurred and are continuing as a result of the Obligors’ failure to deliver the financial statements required to be delivered by November 30, 2019 (the “Twentieth Amendment Subject Events of Default”) pursuant to clauses (a) and (b) of Exhibit E to the Loan Agreement (for avoidance of doubt, as most recently amended by the Fifth Amendment to Forbearance Agreement and Nineteenth Amendment to Loan and Security Agreement (the “Nineteenth Amendment”); (ii) that the Forbearance Agreement (as defined in the Nineteenth Amendment) remains in full force and effect, (iii) the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults (as defined in the Nineteenth Amendment) are continuing as of the date hereof, and (iv) that Lender has the right to immediately commence enforcement of Lender’s rights and remedies under the Loan Documents and otherwise, including, without limitation, demanding the payment of the Obligations and exercising its rights and remedies against the Obligors and the Collateral.

4. Ratification of Loan Documents. Except as specifically amended by this Agreement, and for the avoidance of doubt, all of the terms and conditions of the Loan Agreement (including, without limitation, as amended by the Forbearance Agreement and Fourteenth Amendment) and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists other than Third Forbearance Amendment and Seventeenth Amendment Subject Defaults and the Twentieth Amendment Subject Events of Default, and nothing contained herein shall be deemed to constitute a waiver by the Lender of the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults, the Twentieth Amendment Subject Events of Default and/or any other Default or Event of Default which may nonetheless exist as of the date hereof.

5. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement, the Forbearance Agreement and Fourteenth Amendment or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

6. Conditions Precedent to Effectiveness. This Agreement shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender (the date all such conditions have been satisfied or waived, the “Amendment Effective Date”):

(a)	This Agreement shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)

All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	The Lender shall have received a fully executed copy of the Aston I Intercreditor Agreement and the Aston I Financing Documents.

7. Miscellaneous.

(a)

This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Agreement (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Agreement by no later than three (3) Business Days after the Amendment Effective Date.

(b)

This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)

Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(d)

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G Stannard
Name: Cynthia G Stannard
Title: Sr. Vice President

[Signatures Continue on Next Page]

Twentieth Amendment to Loan and Security Agreement

BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Joan Atkinson Nano
Name: Joan Atkinson Nano
Title: Chief Financial Officer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ Joan Atkinson Nano
Name: Joan Atkinson Nano
Title: Chief Financial Officer

TRI-STATE LED DE, LLC

By:	/s/ Joan Atkinson Nano
Name: Joan Atkinson Nano
Title: Chief Financial Officer

[Signatures Continue on Next Page]

Twentieth Amendment to Loan and Security Agreement

VALUE LIGHTING, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

ALL AROUND LIGHTING, L.L.C.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

ENERGY SOURCE, LLC

By:	Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

SEESMART, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

TNT ENERGY, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

[Signatures Continue on Next Page]

Twentieth Amendment to Loan and Security Agreement

GUARANTORS:

VALUE LIGHTING OF HOUSTON, LLC

By:	Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

BREAK ONE NINE, INC.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

Twentieth Amendment to Loan and Security Agreement